Investor Presentation Fourth Quarter Ended December 31, 2012 Long Island’s Premier Community Bank ASTORIA FINANCIAL CORPORATION

2 Forward Looking Statement This presentation may contain a number of forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements may be identified by the use of the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar terms and phrases, including references to assumptions . Forward - looking statements are based on various assumptions and analyses made by us in light of our management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances . These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward - looking statements . These factors include, without limitation, the following : the timing and occurrence or non - occurrence of events may be subject to circumstances beyond our control ; there may be increases in competitive pressure among financial institutions or from non - financial institutions ; changes in the interest rate environment may reduce interest margins or affect the value of our investments ; changes in deposit flows, loan demand or real estate values may adversely affect our business ; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently ; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate ; legislative or regulatory changes, including the implementation of the Dodd - Frank Wall Street Reform and Consumer Protection Act of 2010 and any actions regarding foreclosures, may adversely affect our business ; transition of our regulatory supervisor from the Office of Thrift Supervision to the Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve Board ; effects of changes in existing U . S . government or government - sponsored mortgage programs ; technological changes may be more difficult or expensive than we anticipate ; success or consummation of new business initiatives may be more difficult or expensive than we anticipate ; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non - occurrence of events longer than we anticipate . We have no obligation to update any forward - looking statements to reflect events or circumstances after the date of this document .

3 Strategy and Business Fundamentals Conservative Corporate Strategy • Focused on core competencies: mortgage lending and retail and business banking • Reposition asset/liability mix - Focus on higher yielding multi - family & commercial real estate loans - Increase core deposits, decrease CDs - Expand business banking footprint • Disciplined cost contro l Disciplined Lending • Geographically diverse residential loan portfolio with low LTVs and no sub - prime, payment option or negative amortization loans. • Top quality, multi - family & commercial real estate lending; ~ 90% of multi - family loans recently closed and pipeline loans are subject to rent control or rent stabilization; low LTVs • Jumbo prime hybrid ARMs, primarily 5/1 and 7/1 ARMs and 15 year fixed rate jumbo loans. Attractive and Stable Franchise • Dominant deposit market share • #1 thrift and #4 bank in core market (1) • Core market is more densely populated and wealthier than U.S. average (1) Strong Leadership and Culture • Solid & seasoned management team • High insider ownership (17%) aligns management with shareholders (2) • Significant community involvement through funding and volunteer efforts • Over 73 consecutive quarters of core profitability (3) through 4Q12 • Stable and healthy credit metrics throughout the crisis • Clean, well capitalized balance sheet Sources: SNL Financial LC, Company filings. (1) Deposit market share as of June 30, 2012. Core market includes Long Island market consisting of Kings, Queens, Nassau and Suffolk counties. (2) Excludes stock options. (3) Refers to net income recalculated to exclude net realized gains on securities, amortization of intangibles and impairment of goodwill, and other nonrecurring items. Core profitability is a non - GAAP financial measure .

4 Capital Ratios 0% 6% 12% 18% Tangible/Tier 1 Leverage Tier 1 Risk-Based Total Risk-Based 9.24% 15.23% 16.49% 7.99% 13.19% 14.45% Bank Holding Company At December 31, 2012 Note: As a thrift holding company, AF is not yet subject to bank holding company capital rules. H olding company ratios indicated herein are estimates.

5 4Q12 Financial Highlights At or for At or for % of Change Diluted earnings per share $ 0.12 $ 0.17 (1) 42% Net income $ 11.8 $ 16.9 (1) 43% G&A expense $ 77.2 $ 73.2 -5% NPAs $ 380.9 $ 343.6 -10% Net charge-offs $ 31.2 $ 13.9 -55% December 31, 2011 December 31, 2012 the quarter ended the quarter ended (Dollars in millions, except per share data) (1) Includes a $3.9 million, or $0.04 per share, after - tax, gain resulting from the sale of the Company’s entire holdings of Fred die Mac preferred stock and a $1.4 million, or $0.02 per share, after - tax, charge related to the settlement of employment agreements associated with executive retirements in 1Q12.

6 Core Competencies • Mortgage Lending ─ Multi - family and CRE lending expertise ─ Residential lending expertise ─ Solid asset quality • Retail Banking ─ Premier community bank on Long Island ─ Dominant deposit market share ─ #1 thrift depository in core market, #4 among all banks

7 Multi - family/Commercial Real Estate Portfolio • $3.2 billion portfolio, or 24% of total loan portfolio ─ Weighted average coupon at December 31, 2012: 4.65% (1) , weighted average LTV < 54% (2) ─ 2012 originations of $1.6 billion, average loan amount = $3.1 million with a weighted average LTV at origination of approximately 53% and weighted average debt service coverage ratio of 1.81% ─ Focus on rent controlled, rent stabilized apartments in New York City • Approximately 70% of multi - family portfolio originated prior to 2011 is subject to rent control or rent stabilization. Approximately 90% of 2011/2012 multi - family closed loans and pipeline loans are subject to rent control or rent stabilization ─ Pipeline of $557.7 million at December 31, 2012 with weighted average coupon of 3.34%, and average loan size of $2.9 million (1) Excludes non - performing loans. (2) Based on current principal balances and original appraised values. MF/CRE loan portfolio increasing to a larger percentage of the total loan portfolio

8 Residential Mortgage Lending • $9.7 billion portfolio ─ No sub - prime, payment option or negative amortization ARM lending ─ Primarily jumbo prime 5/1 and 7/1 hybrid ARMs and 15 year fixed rate loans ─ Weighted average LTV (1) on total residential loan portfolio <60% • Multiple delivery channels provide flexibility & efficiency ─ Retail ─ Commissioned brokers (2) ─ Third party originators (2) • Geographically diversified portfolio ─ Reduces lending concentrations (1) LTV ratios are based on current principal balances and original appraised values. (2) All loans underwritten to Astoria’s stringent standards .

9 Leading Retail Banking Franchise • $10.4 billion in deposits, 85 banking office network ─ Low cost/stable source of funds – weighted average rate: 0.72% ─ L ow cost core deposits * increased $757.0 million from December 31, 2011, to $6.5 billion, or 62% of total deposits ─ 57% of households that have a retail CD account also have a low cost checking, savings or money market account relationship • $9.6 billion, or 94% of depositors live within 5 miles of a branch – no broker or municipal deposits • Banking offices with high average deposits contribute to efficiency ─ Long Island Offices (82) – Nassau (28), Queens (17), Suffolk (25), Brooklyn (12) – Average Deposits of $122 Million ─ Westchester Offices (3) – Average Deposits of $142 Million • Alternative delivery channels ─ ATM’s, telephone, Internet and mobile banking * Core deposits include savings, money market and checking accounts

10 Retail Banking Philosophy ─ Increase low - cost core deposits and reduce high cost CDs ─ Expand business banking with focus on increasing business deposits ─ Maintain pricing discipline ─ Pro - active sales culture – PEAK Process ─ Focus on customer service – High customer satisfaction ─ Community involvement – Support over 700 local organizations and not - for - profit agencies Astoria Federal is an integral part of the fabric of the communities it serves

11 Business Banking Expansion Business deposits grew 11% in 2012 to $490.8 million, the second consecutive year of double digit growth • E xecutive vice president & managing director, formerly with Capital One , heads Business Banking Group • 17,000 current business banking clients • 21 of 85 Astoria Federal branches are headed by a commercial banker • Expect to accelerate the hiring of additional relationship managers in 2013 • Plan to open at least two new branches in 2013 in prime commercial markets

12 TOTAL 4 COUNTY POPULATION: 7,598,823 Exceeds population of 38 individual U.S. states Overall LI Deposit Share Ranking : #1 - all thrifts, #4 - all banks Sources: FDIC Summary of Deposits (as of June 30, 2012) SNL Financial LC Kings County (Brooklyn) Population: 2,521,808 Median household income: $38,578 Deposits: $1.3 billion Branches: 12 Market share: 3% Rank: #1 thrift, #8 all banks Queens County Population: 2,240,310 Median household income: $52,935 Deposits: $ 2.5 billion Branches: 17 Market share: 6% Rank: #1 thrift, #6 all banks Nassau County Population: 1,341,439 Median household income: $92,674 Deposits: $ 4.3 billion Branches: 28 Market share: 7% Rank: #1 thrift, #5 all banks Suffolk County Population: 1,495,266 Median household income: $82,593 Deposits: $ 2.4 billion Branches: 25 Market share: 6% Rank: #1 thrift, #6 all banks Well Positioned in Key Markets Long Island Powerhouse

13 Brooklyn, Queens, Nassau and Suffolk June 12 Average June 30, 2012 Market # of Deposits Institution Deposits Share Branches Per Branch 1 Chase $ 38,450 21.4% 368 $104 2 Capital One 23,917 13.3 198 121 3 Citibank 23,594 13.1 138 171 4 ASTORIA* 10,478 5.8 82 128 5 HSBC 10,447 5.8 84 124 6 TD Bank 9,471 5.3 91 104 7 NY Community 9,214 5.1 125 74 8 Bank of America 7,681 4.3 120 64 9 Sovereign 5,090 2.8 38 134 10 Apple 4,392 2.4 33 133 Total - Top 10 $ 142,734 79.5% 1,277 $112 Total - Core Market $ 179,444 100.0% 1,778 $101 Ranked by June 2012 Market Share ($ in millions) * Astoria’s deposits highlighted above are comprised of retail and business community deposits. Astoria does not solicit broker or municipal deposits. Source: FDIC Summary of Deposits. Data as of June 30, 2012. Data represents the top ten i nstitutions ranked by market share. Market Share Penetration

14 • Asset Quality • Interest Rate Risk • Margin • Balance Sheet Repositioning Current Focus

15 At December 31, 2011 Loans Loans At December 31, 2012 ($ in thousands) ($ in thousands) Asset/Liability Repositioning Trend Deposits Deposits Residential 80% MF/CRE 18% Other 2% Residential 74% MF/CRE 24% Other 2% Total Loans: $13,274,604 Core 51% CDs 49% Total Loans: $13,223,972 Core 62% CDs 38% Total Deposits: $11,245,614 Total Deposits: $10,443,958

16 Opportunity for Future Growth • Assets: ─ Multi - family/CRE loan originations for 2012 totaled $1.6 billion ─ Multi - family/CRE loan pipeline was $557.7 million at December 31, 2012 with weighted average coupon of 3.34%, and average loan size of $2.9 million ─ Expand business banking footprint  Establish new business banking centers • Liabilities: ─ Low cost core deposits increased $757.0 million from December 31, 2011 to $6.5 billion, or 62% of total deposits.  Includes 11% increase in business deposits during 2012 to $490.8 million at December 31, 2012  Ongoing marketing campaigns for business checking ─ CD portfolio decreased $1.6 billion, or 28%, from December 31, 2011

17 Current Focus • Balance Sheet Repositioning • Interest Rate Risk • Margin • Asset Quality

18 Asset Quality • Conservative underwriting, top quality loans, low LTVs x $5.0 billion, or 52% of residential portfolio, originated 2008 through 2012 with a weighted average LTV of 56% (1) ; of which only $7.2 million are non - performing x Residential I/O portfolio reduced by $3.3 billion over last 3 years x Top quality multi - family and commercial real estate loan portfolios » ~ 90% of multi - family loans closed in 2011/2102 and pipeline loans are subject to rent control or rent stabilization » Average LTV for portfolio loans < 54% (1) • Top quality MBS portfolio » 99% GSE/agency » Average life 2.2 years (1) LTV ratios are based on current principal balances and original appraised values .

19 Asset Quality (1) Includes home equity loans of $231.9 million (2) Includes $68.1 million of net unamortized premiums and deferred loan costs (3) Includes $242.0 million of NPLs reviewed, and charged - off as needed, at 180 days delinquent and annually thereafter (4) Includes $26.5 million of TDRs (5) Includes $5.8 million of TDRs (6) Does not cross foot due to rounding Consumer & Multi-family Loan portfolio balance $ 9,711.2 $ 2,406.7 $ 773.9 $ 264.1 (1) $ 13,224.0 (2) Non-performing loans (NPLs) $ 291.1 (3,4) $ 10.7 (5) $ 6.9 $ 6.5 $ 315.1 (6) NPLs as a % of total loans 2.20% 0.08% 0.05% 0.05% 2.38% Net charge-offs 4Q12 $ 9.8 $ 3.1 $ 0.9 $ 0.1 $ 13.9 Net charge-offs 2012 $ 41.4 $ 6.1 $ 2.6 $ 2.0 $ 52.1 Other Residential TotalCRE At December 31, 2010 $ 165.8 $ 54.3 $ 220.1 $ 390.7 $ 610.8 At December 31, 2011 $ 166.7 $ 48.8 $ 215.5 $ 332.9 $ 548.4 At December 31, 2012 $ 145.0 $ 36.9 $ 181.9 $ 315.1 $ 497.0 90+ Days Past Due30-89 Days Combined Total 30 + (NPLs) 30-59 Days Past Due Days Past DuePast Due 60-89 Days Past Due Selected asset quality metrics at December 31, 2012, except as noted ($ in millions ) Two year delinquent loan migration trend ($ in millions)

20 Current Focus • Balance Sheet Repositioning • Asset Quality • Margin • Interest Rate Risk

21 • One year cumulative interest rate sensitivity gap at December 31, 2012: + 13.23% ─ 2012 activity x Stable core deposits increased $757.0 million from December 31, 2011 to $6.5 billion, or 62% of total deposits x Extended $700.0 million of borrowings (1) with a weighted average rate of 1.05% and a weighted average term of 46 months x Extended $672.2 million of CDs for terms of 2 years or more • Key balance sheet components ─ Approximately $4.9 billion, or 38%, of mortgage portfolio matures or reprices in one year or less ─ Weighted average life of MBS portfolio of 2.2 years Interest Rate Risk Management (1) Excludes 5.00% senior notes issued June 2012.

22 • Balance Sheet Repositioning • Asset Quality • Interest Rate Risk • Margin Current Focus

23 Asset and Liability Repricing Expect to maintain the net interest margin for 2013 at or slightly higher than the margin for the 2012 full year. • CDs were either issued or repriced during December 2012 with a weighted average rate of 0.07% • CDs scheduled to mature during the next three quarters: ─ 1Q13: $0.7 billion with a weighted average rate of 0.49% ─ 2Q13: $ 0.4 billion with a weighted average rate of 0.92% ─ 3Q13: $0.2 billion with a weighted average rate of 1.37% ─ 4Q13: $0.3 billion with a weighted average rate of 1.25% • Borrowings scheduled to mature during the next four quarters: ─ 1Q13: $0.7 billion with a weighted average rate of 0.59% ─ 2Q13: $50 million with a weighted average rate of 1.96% ─ 3Q13: $0.2 billion with a weighted average rate of 2.03% ─ 4Q13: $0.1 billion with a weighted average rate of 1.93% • Residential hybrid ARMs scheduled to reset and reprice downward into 1 year ARMs: ─ 1Q13: $0.7 billion with a weighted average rate of 3.87% ─ 2Q13: $0.9 billion with a weighted average rate of 3.85% ─ 3Q13: $1.0 billion with a weighted average rate of 3.94% ─ 4Q13: $1.0 billion with a weighted average rate of 3.81%

24 • Conservative Corporate Strategy ─ Simple, time - tested business model  Quality mortgage lending  Quality retail and business banking ─ Disciplined cost control ─ Well capitalized, for all regulatory purposes • Disciplined Lending ─ Multi - family/CRE 2012 originations of $ 1.6 billion, average loan amount = $ 3.1 million with a weighted average LTV at origination of approximately 53% and average debt service coverage ratio of 1.81% ─ Multi - family/CRE loan pipeline at $557.7 million all in footprint ─ $5.0 billion, or 52% of residential portfolio, originated 2008 through 2012, with weighted average LTVs of 56% (1) ─ No Alt A loans originated since 2007 ─ Residential I/O portfolio reduced by $3.3 billion over last 3 years • Attractive and Stable Franchise ─ Strong deposit market share in Long Island market (2) ─ Core deposit growth – emphasis on personal and business checking marketing campaigns • Strong Leadership and Culture ─ Average of 34 years of executive management experience ─ Insider ownership at 17% (3) (1) LTV ratios are based on current principal balances and original appraised values. (2) Long Island market includes Kings, Queens, Nassau and Suffolk counties. (3) Excludes stock options . Investment Summary

25 Addendum

26 Solid and Seasoned Management Team Responsibility Age Yrs. in Banking Monte N. Redman President & CEO Chief Executive Officer 62 38 Alan P. Eggleston Sr. EVP, Secretary and CRO Chief Risk Officer 59 33 Frank E. Fusco Sr. EVP, Treasurer & CFO Chief Financial Officer 49 23 Gerard C. Keegan Vice Chairman, Sr. EVP & COO Chief Operating Officer 66 42 Josie Callari Executive Vice President Chief Support Services Officer 60 41 Robert J. DeStefano Executive Vice President Chief Information Officer 54 34 Brian T. Edwards Executive Vice President Managing Director, Retail Banking Group 52 20 Gary M. Honstedt Executive Vice President Managing Director, Multi - Family/ Commercial Real Estate Services Group 63 41 Stephen J. Sipola Executive Vice President Managing Director, Business Banking Group 55 34

27 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 $5.0 $2.9 $2.9 $2.5 $3.6 $3.7 $3.1 $2.9 $3.5 $ 2.5 3/1 ARM 5/1 ARM Other ARM Other Net portfolio growth: ($238.3) M + $83.7 M + $703.2 M + $456.2 M + $1.4 B + $721.3 M ($454.3) M ($1.0) B ($293.5) M ($850.3) M Weighted Avg. Portfolio Coupon at Period End 5.26% 5.05% 5.19% 5.48% 5.70% 5.64%** 5.22%** 4.73%** 4.16%** 3.73%** Residential Mortgage Loan Originations * By Product Type * For portfolio ** Excludes non - performing loans ($ in Billions )

28 $0.0 $1.0 $2.0 $3.0 $4.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 $3.2 $3.3 $2.7 $3.8 $3.8 $3.6 $3.2 $3.7 $2.9 Retail Broker Correspondent Residential Mortgage Loan Originations * By Delivery Type ($ in Billions ) * Includes loans originated for sale.

29 Total % of Total Residential % of Total Residential Residential Non-Performing Residential Non-Performing Non-Performing Loans as a % State Loans Loans Loans of State Totals New York* $ 2,790.8 28.7% $ 43.0 14.8% 1.54% Illinois* 1,036.2 10.7 40.7 14.0 3.93 Connecticut* 1,031.5 10.6 30.2 10.4 2.93 Massachusetts* 797.0 8.2 7.8 2.7 0.98 New Jersey* 717.1 7.4 58.3 20.0 8.13 Virginia 591.2 6.1 11.5 4.0 1.95 California 582.5 6.0 26.2 9.0 4.50 Maryland* 567.0 5.8 33.0 11.2 5.82 Washington 269.1 2.8 3.7 1.3 1.37 Texas 253.0 2.6 0.1 0.0 0.04 All other states (1,2) 1,075.8 11.1 36.6 12.6 3.40 TOTAL $ 9,711.2 100.0% $291.1 100.0% 3.00% Total Residential Loans ($ in millions) At December 31, 2012 (1) Includes 25 states and Washington, D.C. (2) Includes Florida with $172.7 million of total loans, of which $18.1 million are non - performing loans . * Judicial foreclosure required. Geographic Composition of Residential Loans

30 ($ in Billions ) $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 $11 $12 $13 2007 2008 2009 2010 2011 2012 $4.0 $4.9 $5.6 $5.8 $6.8 $6.7 $7.6 $7.4 $6.3 $5.1 $3.8 $3.0 $11.6 $12.3 $11.9 $10.9 $10.6 $9.7 Amortizing Interest-Only $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 $11 $12 $13 2007 2008 2009 2010 2011 2012 $8.7 $9.8 $9.8 $9.1 $9.0 $8.3 $2.9 $2.5 $2.1 $1.8 $1.6 $1.4 $11.6 $12.3 $11.9 $10.9 $10.6 $9.7 Full Doc Alt A (1) Interest - Only loans require borrowers to pay interest only during the first ten years of the loan term. No interest - only loans h ave been originated since 2010. (2) Alt A loans are comprised primarily of stated income, full asset loans. No Alt A loans have been originated since 2007. Amortizing vs. Interest - Only (1) Full Doc vs. Alt A (2) Residential Loan Portfolio

31 Total Residential Loan Originations $2.9 Billion (2) Weighted Average LTV: 60% (3) New York 41% New Jersey 4% Connecticut 11% Illinois 9% Massachusetts 12% Other < 5% 23% For the three months ended December 31, 2012 Geographic Composition of Residential Loan Originations New York 54% New Jersey 3% Connecticut 8% Massachusetts 10% Other < 5% 25% Total Residential Loan Originations $332.0 Million (1) Weighted Average LTV: 59% (3) (1) Includes $111.6 million originated for sale. (2) Includes $380.4 million originated for sale. (3) Loans originated for portfolio. For twelve months ended December 31, 2012

32 Savings, Money Market and Checking: $6.4B , or 62% of Total Deposits, @ 0.21% Retail CDs: $4.0B , or 38% of Total Deposits, @ 1.55% At December 31, 2011 No broker or municipal deposits Core Community Deposits * Note: 57% of the households that have a retail CD account also have a low cost checking, savings or money market account relationship. Savings, Money Market and Checking: $5.7B , or 51% of Total Deposits, @ 0.28% Retail CDs: $5.5B , or 49% of Total Deposits, @ 1.93% At December 31, 2012 Low - cost core deposits increasing as a percentage of total deposits

33 P erformance based on E nthusiasm, A ctions and K nowledge “Sales Oriented and Service Obsessed” • A “needs” based approach to sales rather than “product” based approach • Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network • Incentives for strong performance, both individual and team Sales – PEAK Process

34 Customer Satisfaction Key Findings : Favorably Positioned Against Competitors • 77% of Astoria customers are highly satisfied • 75% of Astoria customers are highly likely to recommend Astoria to friend/family member • Astoria customers are 30% more likely to net increase their deposit relationship than are competitor customers • Satisfaction with the branch is by far the strongest driver of overall satisfaction – 85% of Astoria customers are highly satisfied with quality of branch service Survey results are based on a 2010 Independent Customer Satisfaction Survey.

35 Key Initiatives • Education First ─ Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live and the neighborhoods we serve • Neighborhood Outreach ─ Through funding and volunteer efforts, supports over 700 community - based organizations and not - for - profit agencies that enrich the communities within our market area ─ Reinforces community involvement by promoting neighborhood news and events in our local community branches • Results/Recognition ─ Seven consecutive “Outstanding” Community Reinvestment Act ratings by our primary banking regulator Astoria Federal is an integral part of the fabric of the communities it serves Community Involvement

36 Glossary ARM ─ Adjustable Rate Mortgage CRE ─ Commercial Real Estate G&A ─ General and Administrative GSE ─ Government Sponsored Enterprise I/O ─ Interest - Only LTV ─ Loan - To - Value Ratio MBS ─ Mortgage - Backed Securities MF ─ Multi - family NPA ─ Non - Performing Asset TDR ─ Troubled Debt Restructured loan

37 Contact Information Web site: www.astoriafederal.com Email: ir@astoriafederal.com Telephone: (516) 327 - 7869 Address: Astoria Financial Corporation Attn: Investor Relations One Astoria Federal Plaza Lake Success, NY 11042